Stockholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholder's Equity
Stockholders' Equity

NOTE 14. STOCKHOLDERS’ EQUITY

Stock Repurchase Program From time to time, we repurchase shares of common stock for distribution through our employee benefit plans or in connection with certain acquisitions. In March 2013, our Board of Directors approved an authorization to repurchase 300 million shares, under which we repurchased shares during 2014. In March 2014, our Board of Directors approved an additional authorization to repurchase up to 300 million shares of our common stock. For the year ended December 31, 2016, we had repurchased approximately 11 million shares for distribution through our employee benefit plans totaling $444 under these authorizations. For the year ended December 31, 2015, we had repurchased approximately eight million shares totaling $269 under these authorizations.

To implement these authorizations, we used open market repurchase programs, relying on Rule 10b5-1 of the Securities Exchange Act of 1934 where feasible.

Authorized Shares There are 14 billion authorized common shares of AT&T stock and 10 million authorized preferred shares of AT&T stock. As of December 31, 2016 and 2015, no preferred shares were outstanding.

Dividend Declarations In October 2016, the Company declared an increase in its quarterly dividend to $0.49 per share of common stock. In December 2015, the Company declared an increase in its quarterly dividend to $0.48 per share of common stock.

Preferred Equity Interest The preferred equity interest discussed in Note 12 is not transferable by the trust except through its put and call features, and therefore has been eliminated in consolidation. After a period of five years from the contribution or, if earlier, the date upon which the pension plan trust is fully funded as determined under GAAP, AT&T has a right to purchase from the pension plan trust some or all of the preferred equity interest at the greater of the fair market value or minimum liquidation value plus any unpaid cumulative dividends. In addition, AT&T will have the right to purchase the preferred equity interest in the event AT&T’s ownership of Mobility is less than 50% or there is a transaction that results in the transfer of 50% or more of the pension plan trust’s assets to an entity not under common control with AT&T (collectively, a change of control). The pension plan trust has the right to require AT&T to purchase the preferred equity interest at the greater of their fair market value or minimum liquidation value plus any unpaid cumulative dividends, and in installments, as specified in the contribution agreement upon the occurrence of any of the following: (1) at any time if the ratio of debt to total capitalization of Mobility exceeds that of AT&T, (2) the date on which AT&T Inc. is rated below investment grade for two consecutive calendar quarters, (3) upon a change of control if AT&T does not exercise its purchase option, or (4) at any time after a seven-year period from the contribution date. In the event AT&T elects or is required to purchase the preferred equity interest, AT&T may elect to settle the purchase price in cash or shares of AT&T common stock or a combination thereof. Because the preferred equity interest was not considered outstanding for accounting purposes at year-end, it did not affect the calculation of earnings per share for any of the periods presented.